UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    February 29, 2024
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5800

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Compensatory Arrangements of Certain Officers.

On February 23, 2024, the Board of Directors approved the grant of 2024 Performance Bonus Awards and Restricted Stock Unit Awards under the Registrant’s 2023 Incentive Plan (the “2023 Plan”) to certain of the Registrant’s executives, including certain of the Registrant’s named executive officers (as defined by S-K Item 402(a)(3)). Each recipient was granted an Annual Performance Bonus Award, a Multi-Year Performance Bonus Award, and a Restricted Stock Unit Award pursuant to separate award agreements. These are the first awards under the 2023 Plan.

Annual Performance Bonus Award

For the Annual Performance Bonus Award, each recipient is provided the opportunity to earn a cash bonus. Each recipient, including the named executive officers specified below, was granted a Target Cash Amount. Each award entitles the recipient to receive an amount equal to from 0% to 200% of such target amounts, based upon the extent to which he or she attains certain performance goals during 2024. Success in achieving such goals will be determined during early 2025 by the Compensation Committee. Once such determination is made, the bonuses shall be paid in their entirety in March 2025.

A copy of the Form of the Annual Performance Bonus Award Agreement used for such awards is being filed with this report as Exhibit 10(n)(viii), and is incorporated by reference herein.

The target amounts for the named executive officers’ granted Annual Performance Bonus Awards were as follows:

Named Executive Officer	Target Cash Amount
Gunnar Kleveland	$927,000
Robert D. Starr	$410,970
Daniel A. Halftermeyer	$359,800
Gregory Harwell	$392,843
Joseph M. Gaug	$293,458

Performance goals for the award recipients, including the named executive officers, are established and measured against performance measurement metrics relating to one or more of the following: adjusted cash flow, adjusted EBITDA, safety, and compliance relative to controls testing and controls failures, or other personal metrics tied to the recipient’s specific job function. The foregoing might be, depending on the individual recipient, Company-wide in scope or limited to specific business segment or areas of responsibility.

Multi-Year Performance Bonus Award

For the Multi-Year Performance Bonus Award, each recipient is also provided the opportunity to earn a Share Bonus. Each recipient, including the named executive officers, was granted a Target Share Amount. Each award entitles the recipient to receive an amount equal to from 0% to 200% of such target amounts, based upon the extent to which he or she attains certain performance goals during the three-year period beginning January 1, 2024 and ending December 31, 2026. Success in achieving such goals will be determined during early 2027 by the Compensation Committee. Once such determination is made, the bonuses shall be paid in their entirety in March 2027.

A copy of the Form of the Multi-Year Performance Bonus Agreement used for such awards is being filed with this report as Exhibit 10(m)(xxi), and is incorporated by reference herein.

The target amounts for the named executive officers’ granted Multi-Year Performance Bonus Awards were as follows:

Named Executive Officer	Target Share Amount
Gunnar Kleveland	10,131 shares
Robert D. Starr	4,812 shares
Daniel A. Halftermeyer	4,494 shares
Gregory Harwell	4,007 shares
Joseph M. Gaug	2,714 shares

Performance goals for the award recipients, including the named executive officers, are established and measured against performance measurement metrics relating to adjusted EBITDA. The foregoing might be, depending on the individual recipient, Company-wide in scope or limited to specific business segment or areas of responsibility, or both.

Restricted Stock Unit Bonus Award

For the Restricted Stock Unit Award, each recipient, including the named executive officers, is granted share-settled restricted stock units. Under this award, the recipient is awarded a fixed number of number of shares which vests ratably over the three year period and is paid in Class A common stock upon vesting. There is no exercise price and no dividends are paid until the shares vest and are distributed to the recipient. The awards vest as to one-third of the awarded units on each of the first three anniversaries of the date of grant, but only if the holder is then employed by the Company or a subsidiary.

A copy of the Form of the Restricted Stock Unit Award Agreement used for such awards is being filed with this report as Exhibit 10(l)(xvi), and is incorporated by reference herein.

The target amounts for the named executive officers’ granted Restricted Stock Unit Awards were as follows:

Named Executive Officer	Target Share Amount
Gunnar Kleveland	10,131 shares
Robert D. Starr	4,812 shares
Daniel A. Halftermeyer	4,494 shares
Gregory Harwell	4,007 shares
Joseph M. Gaug	2,714 shares

Non-Employee Director Restricted Stock Unit Award

The 2023 Plan also provides the means to pay equity-based compensation to the Registrant’s directors. Under the 2023 Plan, the Registrant’s directors are permitted to defer the receipt of the stock portion of their annual retainer, in which case they will be granted restricted stock units which will vest in the future subject to a Non-Employee Director Restricted Stock Unit Award. Such awards would be granted at the time of the payment of the Stock retainer, generally in May.

A copy of the Form of the Non-Employee Director Restricted Stock Unit Award Agreement used for such awards is being filed with this report as Exhibit 10(l)(xvii), and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

10(n)(viii)	Form of 2024 Annual Performance Bonus Award Agreement
10(m)(xxi)	Form of 2024 Multi-Year Performance Bonus Award Agreement
10(l)(xvi)	Form of 2024 Restricted Stock Unit Award Agreement
10(l)(xvii)	Form of 2024 Non-Employee Director Restricted Stock Unit Award Agreement

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: February 29, 2024

EXHIBIT INDEX

Exhibit No.	Description
10(n)(viii)	Form of 2024 Annual Performance Bonus Award Agreement
10(m)(xxi)	Form of 2024 Multi-Year Performance Bonus Agreement
10(l)(xvi)	Form of 2024 Restricted Stock Unit Award Agreement
10(l)(xvii)	Form of 2024 Non-Employee Director Restricted Stock Unit Award Agreement
104	Inline XBRL cover page.